Exhibit 2.2

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of September 18, 2013, by and among GlobalOptions Group, Inc., a Delaware corporation (the “Parent”), GO Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), Walker Digital, LLC, a Delaware limited liability company (the “Company Parent”) and Walker Digital Holdings, LLC, a Delaware limited liability company (“Company”).

RECITALS

WHEREAS, the parties hereto are parties to that certain Agreement and Plan of Merger dated as of July 11, 2013 (the “Agreement”); and

WHEREAS, the parties desire to amend certain of the terms of the Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises, the representations, warranties, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Agreement is hereby amended as follows:

(a) Article 1 of the Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“Primary Offering” shall have the meaning set forth in Section 9.2(h).

“Primary Offering Shares” means the shares of Parent Common Stock sold by Company Parent pursuant to the Primary Offering.

“Primary Registration” shall have the meaning set forth in Section 7.6(a)(i).

(b) Article 1 of the Agreement is hereby amended by deleting in their entirety the definitions of “Secondary Registration”, “Secondary Sale”, and “Secondary Sale Shares”.

(c) Sections 6.6(a), 7.6(a), 9.3(g), 9.3(h) and 11.7(c) of the Agreement are hereby amended by deleting the terms “Secondary Sale”, “Secondary Sale Shares” and “Secondary Registration” as they appear in such sections and inserting in their place the terms “Primary Offering”, “Primary Offering Shares” and “Primary Registration”, respectively.

(d) Section 8.9 of the Agreement is hereby deleted.

(e) Section 9.2(h) of the Agreement is hereby amended to read in its entirety as follows:

“(h) Primary Offering. Simultaneous with the Merger, Parent shall conduct a primary offering (the “Primary Offering”) of units consisting of Parent Common Stock and warrants to purchase Parent Common Stock pursuant to which Parent shall receive proceeds in an aggregate amount, and at a per-unit price, to be agreed upon by Parent and Company Parent, such agreement not to be unreasonably withheld, delayed or conditioned by either Parent or Company Parent.”

(f) Section 9.3(i) of the Agreement is hereby amended to read in its entirety as follows:

“(i) Primary Offering. Simultaneous with the Merger, Parent shall conduct the Primary Offering pursuant to which Parent shall receive proceeds in an aggregate amount, and at a per-unit price, to be agreed upon by Parent and Company Parent, such agreement not to be unreasonably withheld, delayed or conditioned by either Parent or Company Parent.”

(g) Section 9.3(g) of the Agreement is hereby amended to read in its entirety as follows:

“(g) Cash at Hand. At the Effective Time, after accounting for all accounts payable and other liabilities and all fees and costs associated with the transactions contemplated by this Agreement as to which Parent is responsible (other than its obligations under Section 7.9 and its the obligation to pay a fee of $100,000 to BCM pursuant to the BCM Restricted Stock Agreement), Parent shall have at least $15,165,000 in unencumbered cash on hand, and the Company shall have received a certificate to such effect signed by a responsible officer of Parent, attaching evidence thereof.”

(h) Schedule 6.5 to the Agreement is hereby deleted and replaced in its entirety by Schedule 6.5 hereto.

2. No Other Amendments. Except as expressly amended by Section 1 of this Amendment, the Agreement remains in full force and effect, and all references to the “Agreement” in the Agreement and the Transaction Documents shall be deemed to refer to the Agreement as amended by this Amendment.

3. Governing Law and Jurisdiction. This Amendment will be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to the principles of conflicts of Laws thereof.

4. Counterparts. This Amendment may be executed and delivered by facsimile or email transmission of a portable document format (.pdf) copy and any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

GLOBALOPTIONS GROUP, INC.

By:	/s/ Harvey W. Schiller
Name:	Harvey W. Schiller
Title:	Chairman and Chief Executive Officer

GO MERGER SUB LLC

By:	/s/ Harvey W. Schiller
Name:	Harvey W. Schiller
Title:	Chairman and Chief Executive Officer

WALKER DIGITAL, LLC

By:	/s/ Jay Walker
Name:	Jay Walker
Title:	Authorized Signatory

WALKER DIGITAL HOLDINGS, LLC

By:	/s/ Jay Walker
Name:	Jay Walker
Title:	Authorized Signatory

[Signature Page to First Amendment to Agreement and Plan of Merger]

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

A. PATENTS - CORE

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
1	00-004	US	09/603677	Granted	7542919	Rules Based Spare Change Upsells
2	00-004-C1	US	12/365629	Granted	8103520	Rules Based Spare Change Upsells
3	00-004-C2	US	13/356890	Granted	8533003	Rules Based Spare Change Upsells
4	00-004-C3	US	13/975408	Pending		Rules Based Spare Change Upsells
5	00-004-C4	US	14/012982	Pending		Rules Based Spare Change Upsells
6	00-007	US	09/609253	Granted	8055509	Sensors Dispensed at Prescription Pickup
7	00-007-C1	US	11/423881	Granted	8069056	Sensors Dispensed at Prescription Pickup
8	00-007-C2	US	11/423891	Granted	7801745	Sensors Dispensed at Prescription Pickup
9	00-007-C3	US	11/423901	Published		Sensors Dispensed at Prescription Pickup
10	00-008	US	09/538773	Pending		Overlaid Entertainment Layer
11	00-009	US	09/504180	Granted	6839683	Webhouse Tokens
12	00-012	US	09/592618	Granted	7376580	Price Lock In
13	00-012-C1	US	12/108826	Allowed		Price Lock In
14	00-017-1	US	11/931864	Allowed		Transferable Prices
15	00-017-C1	US	11/319848	Granted	8036943	Transferrable Prices
16	00-023-C2	US	13/180349	Allowed		Webhouse Shopping Cart Pricing
17	00-029	US	09/606364	Granted	8473341	Virtual Shopping Cart Package Pricing
18	00-029-C1	US	13/909055	Pending		Virtual Shopping Cart Package Pricing
19	00-035	US	09/606566	Granted	6443843	Shopping as Gambling
20	00-039	US	09/685079	Granted	7415425	Webhouse Rebate Certificates
21	00-039-1	US	11/927912	Granted	7774240	Webhouse Rebate Certificates
22	00-039-C1	US	12/190244	Granted	7908168	Webhouse Rebate Certificates
23	00-039-C2	US	13/048829	Granted	8131588	Webhouse Rebate Certificates
24	00-039-C3	US	13/412203	Published		Webhouse Rebate Certificates
25	00-044	US	09/659752	Granted	6634550	Entertainment at the POS
26	00-047	US	09/678117	Granted	7739124	Incent Preventative Healthcare
27	00-055	US	09/609017	Granted	7366675	Multimedicine Compliance
28	00-112	US	10/100564	Granted	6805290	T-Log Differential Settlement
29	00-113-C3	US	13/180248	Published		Virtual Facings
30	00-116	US	10/123634	Published		Hyper Footnote Interviews
31	01-015	US	09/858458	Granted	7184990	Spare Change Ovens

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
32	01-015-C1	US	11/621422	Granted	7756746	Spare Change Ovens
33	01-023-1	US	11/927932	Published		Spare Change Database Lookup
34	01-029	US	09/907112	Granted	6959387	Timestamp Verification
35	01-029-R1	US	11/293790	Granted	RE41960	Timestamp Verification
36	01-029-R2	US	11/541520	Granted	RE42893	Timestamp Verification
37	01-029-R3	US	11/541522	Granted	RE42018	Timestamp Verification
38	01-033	US	09/973581	Granted	7231035	On-Hold Commerce
39	01-033-C1	US	11/760970	Granted	7760867	On-Hold Commerce
40	01-035	US	10/146302	Granted	6739505	Look At Me Transaction Card
41	01-038	US	09/994569	Granted	6597770	Emergency Transaction Card Approval
42	02-006	US	10/095538	Granted	7484172	Personalized Hyperfootnote Index
43	02-028	US	10/159945	Granted	7192352	Online Tournaments Point Balancing
44	02-028-C4	US	11/624752	Granted	7390255	Online Tournaments Point Balancing
45	02-028-C5	US	11/624764	Granted	7985132	Online Tournaments Point Balancing
46	02-028-C7	US	11/624798	Granted	7438642	Online Tournaments Point Balancing
47	02-028-C8	US	13/172408	Published		Online Tournaments Point Balancing
48	02-052	US	09/818882	Granted	7104885	Shatter Randomness
49	02-052-C1	US	11/468003	Granted	7819733	Shatter Randomness
50	02-074	US	10/218157	Granted	7430521	Customized Financial Account Reward Offers
51	02-074-C1	US	12/237716	Granted	8126771	Customized Financial Account Reward Offers
52	02-074-C2	US	13/366797	Granted	8432400	Customized Financial Account Reward Offers
53	02-074-C3	US	13/857520	Published		Customized Financial Account Reward Offers
54	02-085-C1	US	12/472149	Allowed		Camera Asks Questions
55	02-085-C2	US	13/956348	Pending		Camera Asks Questions
56	02-088	US	10/234075	Granted	7390264	Shopping as Gambling
57	02-088-C1	US	12/123674	Published		Shopping as Gambling
58	02-089	US	10/242490	Granted	7483670	Educational Software System
59	02-089-C1	US	12/359838	Granted	8086167	Educational Software System
60	02-089-C2	US	13/327840	Published		Educational Software System

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
61	02-092	AU	2004311841	Granted	2004311841	Automatically Captured Images
62	02-092	CA	2554135	Pending		Automatically Captured Images
63	02-092	US	11/719108	Granted	7924323	Automatically Captured Images
64	02-092	JP	2009-192265	Granted	5123914	Automatically Captured Images
65	02-092-C1	US	13/024428	Published		Automatically Captured Images
66	02-092-C2	US	13/489893	Granted	8466987	Automatically Captured Images
67	02-099-C1	US	11/284309	Granted	7362862	Authenticated Outcomes
68	02-100A	US	10/786831	Granted	7292723	U.S. HomeGuard - Neural Networks
69	02-100A-C1	US	11/427466	Granted	7596260	U.S. HomeGuard (A)
70	02-100A-C2	US	11/427480	Granted	7729532	U.S. HomeGuard - Guardian Registration and Testing
71	02-100A-C4	US	13/180277	Granted	8401233	QuickWork
72	03-006-C2	US	11/456306	Granted	7841514	Digital Menu Board
73	03-034	US	10/825535	Granted	7690989	GameShow 24 Local Edition
74	03-034-C1	US	12/722892	Published		GameShow 24 Local Edition
75	03-044	US	10/603110	Granted	7433451	Emergency Credit Card
76	03-044-C1	US	12/245995	Granted	8208612	Emergency Credit Card
77	03-044-C2	US	13/531677	Published		Emergency Credit Card
78	03-057	US	10/689790	Granted	7168617	Entertainment at the POS
79	03-057-C1	US	11/668498	Granted	7533810	Entertainment at the POS
80	03-057-C2	US	12/468582	Granted	7845555	Entertainment at the POS
81	03-057-C3	US	12/962081	Granted	8109438	Entertainment at POS
82	04-005	US	10/843239	Granted	7426268	On-Hold Customer Service w/Improved Call Routing
83	04-005-C1	US	12/210424	Granted	8325907	On-Hold Customer Service w/Improved Call Routing
84	04-010-C1	US	11/427369	Published		Anonymous Communication
85	04-010-C3	US	11/427391	Published		Anonymous Communication
86	04-013	US	10/849622	Granted	7090123	Look-at-Me Transaction Card Content
87	04-013-C1	US	11/459063	Granted	7806320	Look-at-Me Transaction Card Content
88	04-013-C2	US	12/898273	Granted	7988044	Look-at-Me Transaction Card Content
89	04-013-C3	US	13/196350	Published		Look-at-Me Transaction Card Content
90	04-019	US	10/855653	Granted	7664705	Per-Check Check-Offs

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
91	04-019-C1	US	12/705856	Granted	8175963	Per-Check Check-Offs
92	04-051	US	10/968340	Granted	7293703	T-log Differential Settlement
93	04-051-C1	US	11/937832	Granted	7637428	T-log Differential Settlement
94	04-051-C2	US	12/644196	Granted	8052053	T-log Differential Settlement
95	04-051-C3	US	13/251401	Granted	8434681	T-Log Differential Settlement
96	05-023	US	11/570616	Granted	8335723	Phone Sell Central System
97	05-023-C1	US	13/717094	Allowed		Phone Sell Central System
98	05-027-C1	US	12/694886	Published		3PML
99	05-038	US	11/317522	Published		Partial Manufacturer Rebate Indicia
100	06-038-C2	US	13/021449	Allowed		Authenticated Outcomes Dongle Hardware
101	07-021	US	12/270455	Granted	8136133	Baseball Time Dilation
102	09-004	US	12/823118	Published		Mobile Polling System
103	10-002A	US	13/093839	Published		Social Networking Window for Grandma
104	10-002B	US	13/093819	Granted	8515255	Story-Tagged Photos
105	10-002B-C1	US	13/962591	Pending		Story-Tagged Photos
106	11-001	US	13/421811	Published		Global Translation Platforms
107	13-001	US	61/856761	Pending		ASPATT Patent Licensing System PRO 1
108	95-002	US	08/561668	Granted	5768382	Authenticated Outcomes
109	95-002X	US	08/677544	Granted	5970143	Authenticated Outcomes
110	95-003	US	08/570443	Granted	5825863	Limited Use Calling Card
111	95-005	US	08/622034	Granted	5923763	Timestamp
112	95-005	EP	97919895.9	Granted	0890238	Timestamp
113	95-005	DE	69733644.1	Granted	0890238	Timestamp
114	95-005	GB	97919895.9	Granted	0890238	Timestamp
115	95-005X	US	09/149024	Granted	6263438	Timestamp
116	95-006	US	08/628920	Granted	5828751	Authenticated Measurement
117	95-006-C1	US	12/491114	Allowed		Authenticated Measurement
118	95-006-C2	US	13/748945	Published		Authenticated Measurement
119	95-006X	US	09/149025	Granted	6289453	Authenticated Measurement
120	95-006XX	US	09/706646	Granted	6282648	Authenticated Measurement
121	96-001	US	08/635576	Granted	5779549	Online Tournaments
122	96-001-C1	US	09/028781	Granted	6224486	Online Tournaments

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
123	96-001-C2	US	09/768567	Granted	6425828	Online Tournaments
124	96-004	US	08/647301	Granted	5947747	Educational Software System
125	96-013	US	08/832832	Granted	6477513	Cryptographically Enabled Letters of Credit
126	96-013-C1	US	10/253192	Granted	6904418	Cryptographically Enabled Letters of Credit
127	96-013-C2	US	11/103906	Granted	7991698	Cryptographically Enabled Letters of Credit
128	96-013-C3	US	13/196546	Granted	8355991	Cryptographically Enabled Letters of Credit
129	96-013-C4	US	13/742328	Published		Cryptographically Enabled Letters of Credit
130	96-014	US	08/708968	Granted	5884272	Anonymous Communications
131	96-014	CA	2264912	Granted	2264912	Anonymous Communications
132	96-018	US	08/729426	Granted	5995976	Hyper Footnote
133	96-018-C1	US	09/422719	Granted	6449616	Hyper Footnote
134	96-024	US	08/749241	Granted	5884274	Foreign Exchange Insurance
135	96-024-C1	US	09/262810	Granted	6128598	Foreign Exchange Insurance
136	96-028	US	08/859722	Granted	6111953	Authenticated Data Stamps
137	96-059	US	08/919339	Granted	6163771	Single Use Credit Card
138	96-059-1	US	09/542676	Granted	7177835	Single Use Credit Card
139	96-059-1-C1	US	11/338152	Granted	7844550	Single Use Credit Card
140	96-059-C1	US	09/694191	Granted	7853529	Single Use Credit Card
141	96-059-C2	US	11/422986	Granted	8315948	Single Use Credit Card
142	96-059-C8	US	13/648263	Published		Single Use Credit Card
143	96-060	US	08/811703	Granted	6338049	User-Generated Traveler’s Checks
144	96-060-C1	US	10/006575	Granted	7496537	User-Generated Traveler’s Checks
145	96-067	US	08/821436	Granted	6209028	Call-in Parallel Audio Channel
146	96-067	EP	98910429.4	Granted	0974223	Call-in Parallel Audio Channel
147	96-067	GB	98910429.4	Granted	0974223	Call-in Parallel Audio Channel
148	96-067	DE	98910429.4	Granted	0974223	Call-in Parallel Audio Channel
149	96-067	FR	98910429.4	Granted	0974223	Call-in Parallel Audio Channel
150	96-067-C1	US	09/660579	Granted	7454776	Call-in Parallel Audio Channel

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
151	96-067-C2	US	12/272190	Granted	8402500	Call-in Parallel Audio Channel
152	96-067-C3	US	13/760225	Published		Call-in Parallel Audio Channel
153	96-082	US	08/831968	Granted	6131086	Prop Sales
154	96-094	US	08/777802	Granted	6246755	Prepaid Calling Card for 900 Number
155	96-094	CA	2276528	Granted	2276528	Prepaid Calling Card for 900 Number
156	96-095	US	09/224483	Granted	6597776	Prepaid Calling Card for 900 Number
157	96-108	US	08/815224	Granted	5970478	Customizable Credit Card
158	96-108-C1	US	09/365644	Granted	6374230	Customizable Credit Card
159	96-108-C2	US	09/654933	Granted	8001043	Customizable Credit Card
160	96-119	US	08/704314	Granted	5884270	Anonymous Communications
161	96-131	US	08/886006	Granted	6263505	Computer Enhanced Video
162	96-133	US	08/885570	Granted	6112185	Automated Offer Acceptance
163	96-146	US	08/826930	Granted	6014439	Free Calls While on Hold
164	96-146-C2	US	09/657338	Granted	6301354	Free Calls While on Hold
165	96-147	US	08/796132	Granted	5946388	Priority Phone Queuing System
166	96-149	US	08/932984	Granted	6208978	Security Deposit Guarantees
167	96-174	US	08/886256	Granted	6119093	Insurance Syndication
168	96-174-C1	US	09/469130	Granted	6937990	Insurance Syndication
169	96-176	US	08/832724	Granted	5978467	On-Hold Customer Service
170	96-176-C1	US	09/401471	Granted	6125178	On-Hold Customer Service
171	96-176-C2	US	09/616016	Granted	6314178	On-Hold Customer Service
172	96-176-C3	US	10/160552	Granted	6735300	On-Hold Customer Service
173	96-200	US	08/880404	Granted	6144948	Instant Credit Card Marketing
174	96-200-C1-1	US	11/927946	Published		Instant Credit Card Marketing
175	96-206	US	08/820499	Granted	6216111	Pay-to-Listen Telemarketing
176	96-207	US	08/883308	Granted	5945653	Function/POS Codes
177	97-010	US	08/862250	Granted	6377963	Personalized Outer-Wrap Index
178	97-018	US	08/843153	Granted	6088444	Priority Phone Queuing II
179	97-018-C1	US	09/360392	Granted	6222920	Priority Phone Queuing II
180	97-018-C2	US	09/633625	Granted	6487291	Priority Phone Queuing II
181	97-022	US	08/921868	Granted	6018718	Credit Card Rewards
182	97-022-C1	US	09/422415	Granted	6434534	Credit Card Rewards
183	97-033	US	08/889589	Granted	5970470	Subscription Groceries

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
184	97-033	AU	753036	Granted	753036	Subscription Groceries
185	97-034	US	08/943965	Granted	6119100	Discount Merchandise
186	97-034-C1	US	09/563715	Granted	6507822	Discount Merchandise
187	97-051	US	08/940265	Granted	6381582	POS Payments for Catalog Orders
188	97-052	US	08/916656	Granted	6107932	Remote Ticket Invalidation
189	97-054	US	08/920116	Granted	6119099	Spare Change Product Upsells
190	97-054-C1	US	09/442754	Granted	6598024	Spare Change Product Upsells
191	97-054-C2	US	10/625089	Granted	7587334	Spare Change Product Upsells
192	97-054-C3	US	12/420397	Granted	7801762	Spare Change Product Upsells
193	97-059	US	08/946508	Granted	6064987	POS Finance Options
194	97-059-1	US	09/264379	Granted	6336104	POS Finance Options
195	97-059-1-C1	US	09/654341	Granted	6980968	POS Finance Options
196	97-059-C1	US	09/490898	Granted	6330548	POS Finance Options
197	97-059-C2	US	10/033691	Granted	7454381	POS Finance Options
198	97-059-C5	US	11/425301	Granted	7895100	POS Finance Options
199	97-059-C6	US	13/031284	Granted	8121922	POS Finance Options
200	97-059-C7	US	13/401108	Allowed		POS Finance Options
201	97-059-C8	US	13/433008	Allowed		POS Finance Options
202	97-134	US	09/036131	Granted	5999596	Emergency Credit Card
203	97-134-C1	US	09/417182	Granted	6327348	Emergency Visa Card
204	97-324	US	08/997677	Granted	6199014	Driving Directions
205	97-557	US	09/045386	Granted	7272569	On/Off Spare Change
206	97-557-1-1	US	11/934958	Granted	7717784	On/Off Spare Change
207	97-561	US	09/045518	Granted	7072850	Spare Change Bins
208	97-563	US	09/076409	Granted	6298329	Selective Coupon Offering Spare Change
209	97-563-C1	US	09/643668	Granted	6876978	Selective Coupon Offering Spare Change
210	97-563-R1	US	10/678058	Granted	RE40186	Selective Coupon Offering Spare Change
211	97-564	US	09/045084	Granted	6223163	Spare Change Allocation of Upsells
212	98-007	US	09/049297	Granted	7240021	Progressive Groceries Discount
213	98-007-C1	US	11/668967	Granted	7406438	Progressive Groceries Discount
214	98-017	US	09/098481	Granted	7536349	Split Charge Credit Card
215	98-018	US	09/085424	Granted	6138105	Retail Package Offer System and Method
216	98-018-C1	US	09/571210	Granted	6601036	Retail Package Offer System and Method

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
217	98-020	US	09/083483	Granted	6298331	Spare Change Ovens
218	98-023	US	09/223164	Granted	6325284	“Look at Me” Credit Card
219	98-025	US	09/110626	Granted	6093026	Human Judgment
220	98-025-C1	US	09/396155	Granted	6616458	Human Judgment
221	98-030	US	09/106888	Granted	6282523	Certified Personal Checks
222	98-039	US	09/135179	Granted	6567787	Voice Recognition for Retail
223	98-043	US	09/166267	Granted	6687679	Progressive Groceries Discount
224	98-043-C1	US	10/728226	Granted	7194423	Progressive Groceries Discount
225	98-048	US	09/166405	Granted	6405174	Mall Traffic Controller
226	98-048-C1	US	10/118620	Granted	7099832	Mall Traffic Controller
227	98-048-C2	US	11/399143	Granted	7496523	Mall Traffic Controller
228	98-048-C3	US	12/111637	Published		Mall Traffic Controller
229	98-054	US	09/219220	Granted	6341268	Dynamically Priced Menus
230	98-057	US	09/221250	Granted	6720990	Internet Surveillance
231	98-057-C1	US	10/718327	Granted	7092006	Internet Surveillance
232	98-057-C2	US	11/424702	Granted	7602414	Internet Surveillance
233	98-057-C3	US	11/424708	Granted	7817182	Internet Surveillance
234	98-057-C4	US	11/424718	Granted	7602416	Internet Surveillance
235	98-057-C5	US	11/424724	Granted	7719565	Internet Surveillance
236	98-057-C5-R1	US	13/475029	Pending		Internet Surveillance
237	98-057-C6	US	11/424731	Granted	7605840	Internet Surveillance
238	98-057-C7	US	11/424738	Granted	7593033	Internet Surveillance
239	98-058	US	09/223899	Granted	6349295	Internet Spell Check
240	98-059	US	09/166339	Granted	6374240	License Plate Reader
241	98-060	US	09/157837	Granted	6052667	Switch ‘n Save
242	98-078	US	09/224486	Granted	6445309	Toll Booth Upsells
243	98-084-C2	US	11/456245	Published		Pay Buyer to Bid
244	98-092	US	09/267489	Granted	6978248	Mailing List Testing Service
245	98-093	US	09/282132	Granted	6302844	Medical Monitoring - Continuous Input
246	98-099	US	09/283389	Granted	6988077	Retail Reseller Database
247	98-099-C1	US	11/263942	Granted	8458027	Retail Reseller Database
248	98-099-C3	US	13/907915	Pending		Retail Reseller Database
249	98-110	US	09/221457	Granted	6415262	Subscription Groceries

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
250	98-113	US	09/350875	Granted	7343319	Multi-Tier Volume Discounts
251	98-113-4-C1	US	12/592220	Granted	8260670	Multi-Tier Volume Discounts
252	98-113-4-C2	US	13/599137	Published		Multi-Tier Volume Discounts
253	98-116	US	09/260437	Granted	7162434	Retail Subscriptions
254	98-116-C1	US	11/611931	Granted	8015059	Retail Subscriptions
255	98-116-C2-1	US	13/397856	Published		Retail Subscriptions
256	98-117	US	09/260439	Granted	6658390	System for Exercising Buyout Provisions
257	98-117-C1	US	10/463708	Granted	7246072	System for Exercising Buyout Provisions
258	98-117-C2	US	11/456444	Granted	8046247	System for Exercising Buyout Provisions
259	98-117-C3	US	13/267982	Granted	8417580	System for Exercising Buyout Provisions
260	98-117-C4	US	13/769265	Allowed		System for Exercising Buyout Provisions
261	99-004	US	09/360422	Granted	7899710	Internet Price Packaging
262	99-004-C1	US	13/025814	Allowed		Ad Hoc Internet Price Packaging
263	99-007	US	09/282747	Granted	7827057	Cross-Subsidy Timing
264	99-007-C1	US	12/938046	Published		Cross-Subsidy Timing
265	99-012	US	09/316546	Granted	7729988	Credit Card R.O.C. w/Multiple Pay Lines
266	99-012-C1	US	12/791567	Published		Credit Card R.O.C. w/Multiple Pay Lines
267	99-018	US	09/282128	Granted	6513014	Human Judgment: Cable Version
268	99-025	US	09/505361	Granted	7006983	Partial Manufacturer Rebates
269	99-030-C1	US	12/228176	Granted	8447623	Retail Take It and Go
270	99-032-1	US	11/928572	Published		MLM Internet Coupons
271	99-037-C2	US	11/421669	Granted	7933893	Transactionally Enabled Documents
272	99-037-C4	US	11/421688	Granted	8041711	Transactionally Enabled Documents
273	99-037-C5	US	13/214276	Published		Transactionally Enabled Documents
274	99-062-1	US	11/423821	Granted	7899737	Intelligent Auto Bid Feature
275	99-062-1-C1	US	13/022189	Allowed		Intelligent Auto Bid Feature
276	99-062-2	US	11/423827	Granted	7801802	Intelligent Auto Bid Feature
277	99-077	US	09/538805	Granted	7251617	Subscription Groceries
278	99-077-1	US	11/768594	Granted	7613631	Subscription Groceries
279	99-077-1-C1	US	12/611365	Granted	8121899	Subscription Groceries
280	99-077-1-C2	US	13/400406	Granted	8285591	Subscription Groceries
281	99-077-1-C3	US	13/646145	Pending		Subscription Groceries
282	99-086	US	09/536791	Granted	7783537	Conditional Payment System

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status*	Patent Number	Short Titles
283	99-091-1	US	11/746696	Granted	8046265	PYS Matching System
284	99-091-1-C1-1	US	13/784443	Published		PYS Matching System
285	99-099	US	09/609931	Granted	7383200	Surveys at a POS

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

B. (1) CERTAIN PATENT ASSETS** - LOTTERY

	Case Number	Cntry	Application Number	Application Status	Patent Number	Short Titles
1	00-015	US	09/526834	Granted	6719631	Lottery Wager Allocation
2	00-019	US	09/608245	Granted	6688976	Give Me My Numbers Lottery
3	00-019-C1	US	10/730244	Granted	7704139	Give Me My Numbers Lottery
4	00-019-C10	US	12752327	Allowed		Give Me My Numbers Lottery
5	00-019-C3	US	11/424162	Granted	7722455	Give Me My Numbers Lottery
6	00-019-C4	US	11/424166	Granted	7682240	Give Me My Numbers Lottery
7	00-019-C8	US	11/531749	Granted	7690980	Give Me My Numbers Lottery
8	00-033	US	09/679186	Granted	7753772	Alternate Currency Wagering
9	00-065	US	09/930717	Granted	6964611	Walk Away Lottery
10	00-065-C1	US	11/199405	Granted	7837549	Walk Away Lottery
11	00-065-C3	US	11/424435	Granted	8388430	Walk Away Lottery
12	00-066	US	09/938977	Granted	6773345	Lottery Play Aggregation
13	03-043	US	10/457101	Granted	7351142	Fractional Lottery
14	04-021-C1	US	11/424402	Granted	7811166	Conditional Lottery System
15	04-021-C2	US	11/424408	Granted	7789745	Conditional Lottery System
16	04-021-C3	US	11/424418	Granted	7674171	Conditional Lottery System
17	04-040	US	10/914690	Granted	7582012	Lottery Play Aggregation
18	04-040-C1	US	11/424598	Granted	7727063	Lottery Play Aggregation
19	04-040-C4	US	12/791813	Granted	8348743	Lottery Play Aggregation
20	05-062	US	11/814763	Granted	7909326	Lottery Scratch Packs
21	05-067-C1	US	13/494509	Published		Lottery Wrapped Static Content DVDs
22	07-013	US	12/600422	Granted	8500537	Walk Away Monopoly
23	07-013-C1	US	13/950579	Pending		Walk Away Monopoly
24	07-016	US	12/234144	Published		Lottery Ringtones
25	08-010-C1	US	13/735010	Published		Converting Breakage to Lottery Entries
26	08-014	US	12/425899	Granted	8272936	Mix-and-Match Lotto Teams
27	08-016	US	12/425378	Granted	8202152	Two Stage Lottery
28	08-016-C1	US	13/527230	Granted	8491372	Two Stage Lottery
29	08-016-C2	US	13/948383	Pending		Two Stage Lottery

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.
**	These Certain Patent Assets (B (1-3)) are subject to Section 8.8 of the Merger Agreement.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status	Patent Number	Short Titles
30	08-031	US	12/605150	Granted	8226465	Lottery Social Play Platform
31	09-006	US	12/889382	Allowed		Shared Virtual Lottery Ticket
32	95-007X	US	08/624998	Granted	5871398	Off-line Lottery
33	95-007X	EP	96923577.9	Granted	0956117	Off-line Lottery
34	95-007X	JP	09-505267	Granted	3632133	Off-line Lottery
35	95-007X	AU	52850/98	Granted	724858	Off-line Lottery
36	95-007X	AU	770698	Granted	770698	Off-line Lottery
37	95-007X	GB	96923577.9	Granted	0956117	Off-line Lottery
38	95-007X-C1	US	09/063590	Granted	6402614	Off-line Remote Lottery
39	95-007X-C2	US	10/145964	Granted	6607439	Off-line Remote Lottery
40	95-007X-C3	US	10/620260	Granted	6942570	Off-line Remote Lottery
41	95-007X-C4	US	11/057665	Granted	7008318	Off-line Remote Lottery
42	95-007X-C5	US	11/304103	Granted	7285045	Off-line Remote Lottery
43	95-007X-C6	US	11/426959	Granted	7303468	Off-line Lottery
44	95-007X-C7	US	11/426963	Granted	7887405	Off-line Lottery
45	95-007XX	US	08/858123	Granted	6024640	Off-line Remote Lottery
46	97-006	US	08/822709	Granted	6267670	Fractional Lottery Tickets
47	97-006-C1	US	09/836409	Granted	6582304	Fractional Lottery Tickets
48	97-006-C2	US	10/424362	Granted	6887153	Fractional Lottery Tickets
49	97-006-C3	US	11/058653	Granted	7479060	Fractional Lottery Tickets
50	97-006-C4	US	11/425211	Granted	7547251	Fractional Lottery Tickets
51	97-006-C5	US	11/425228	Granted	7494417	Fractional Lottery Tickets
52	97-006WO	CA	2284662	Granted	2284662	Fractional Lottery Tickets
53	97-006WO	AU	776323	Granted	776323	Fractional Lottery Tickets
54	97-035	US	09/052295	Granted	6086477	Never Lose Lotto
55	97-035-C1	US	09/568484	Granted	6599186	Never Lose Lotto
56	97-035-C2	US	10/623046	Granted	6908382	Never Lose Lotto
57	97-035-C3	US	11/136043	Granted	7300349	Never Lose Lotto
58	97-035-C4	US	11/424906	Granted	7387569	Never Lose Lotto
59	97-035-C5	US	11/424911	Granted	7384332	Never Lose Lotto
60	97-035-C6	US	11/424912	Granted	7384333	Never Lose Lotto

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.
**	These Certain Patent Assets (B (1-3)) are subject to Section 8.8 of the Merger Agreement.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status	Patent Number	Short Titles
61	97-035-C7	US	12/135758	Granted	7780514	Never Lose Lotto
62	97-036	US	08/912185	Granted	6146272	Conditional Lottery Ticket
63	97-036-C1	US	09/627192	Granted	6325716	Conditional Lottery Ticket
64	97-036-C2	US	10/162823	Granted	6733387	Conditional Lottery Ticket
65	97-429	US	09/001901	Granted	6250685	Scratch Ticket Video Poker
66	97-429-1	US	09/434270	Granted	6224055	Scratch Ticket Video Poker
67	97-429-1-C1	US	09/664957	Granted	6572107	Scratch Ticket Video Poker
68	97-558	US	09/045036	Granted	7606729	Fractional Lottery Tickets
69	98-076	US	09/596008	Granted	6676126	Scratch-Off Pachinko
70	98-076-C2	US	12/612460	Granted	8042809	Scratch-Off Pachinko
71	99-045	US	09/528595	Granted	6497408	Meta-Game - Lottery
72	99-045-C1	US	10/272125	Granted	7052394	Meta-Game - Lottery
73	99-045-C2	US	11/373725	Granted	8100749	Meta-Game - Lottery
74	99-045-C3	US	11/424962	Published		Meta-Game - Lottery
75	99-045-C4	US	11/424973	Published		Meta-Game - Lottery
76	99-112-C3	US	13/226191	Granted	8366544	Stored Outcomes on a PDA
77	99-112-C4	US	13/734034	Published		Stored Outcomes on a PDA

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.
**	These Certain Patent Assets (B (1-3)) are subject to Section 8.8 of the Merger Agreement.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

B. (2) CERTAIN PATENT ASSETS** - GAMING

	Case Number	Cntry	Application Number	Application Status	Patent Number	Short Titles
1	01-006	US	10/121263	Granted	7040987	Slot Machine Customization via Internet
2	01-006-C1	US	11/406130	Published		Slot Customization via Internet
3	01-039	US	09/962065	Granted	7033276	Identification Triggered Slot Play
4	01-039-C3	US	11/423913	Published		Identification Triggered Slot Play
5	01-047	US	10/023149	Granted	6884167	Game of Knowledge Tournament System
6	02-034-C2	US	13/610837	Published		Authenticated Slot Machine Info
7	02-073-C1	US	11/934856	Granted	7524245	Securing Electronic Games of Skill
8	02-073-C2	US	12/430686	Allowed		Securing Electronic Games of Skill
9	03-008-C3	US	12/030522	Granted	8016658	Interpull Aggregation
10	03-020	AU	2004216719	Granted	2004216719	Surrender Your Equity
11	03-025-C1	US	12/511536	Published		Finite Object Slot Game
12	04-062	US	11/311505	Granted	7922579	Discard Video Poker with Ace Collection
13	07-014	US	12/136667	Granted	8147322	Binder of 50 Applications
14	07-014-C1	US	13/400871	Published		Application into MP Max Bet
15	08-003	US	12/098074	Published		Group Blackjack Sessions
16	94-001-C4	US	10/273808	Granted	6935952	Remote Gaming System
17	94-001-C10	US	12/107143	Published		Remote Gaming System
18	94-001X	AU	80254/94	Granted	698557	Remote Gaming System
19	94-001X	CA	2137498	Granted	2137498	Remote Gaming System
20	94-001X	GB	9425080.0	Granted	2287342	Remote Gaming System
21	94-001X	FR	9501081	Granted	9501081	Remote Gaming System
22	94-001X	IT	MI95A00164	Granted	1281324	Remote Gaming System
23	94-001X	ZA	95/0877	Granted	95/0877	Remote Gaming System
24	94-001X	TT	17/1995	Granted	17/1995	Remote Gaming System
25	94-001X	HT	232/5	Granted	232/5	Remote Gaming System
26	94-001X	AU	91377/01	Granted	770321	Remote Gaming System
27	94-001X	AU	2004222712	Granted	2004222712	Remote Gaming System
28	94-001X	AU	2008201144	Granted	2008201144	Remote Gaming System

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.
**	These Certain Patent Assets (B (1-3)) are subject to Section 8.8 of the Merger Agreement.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status	Patent Number	Short Titles
29	94-001XXX	US	08/766576	Granted	6527638	Remote Gaming System
30	96-012	US	08/775588	Granted	6099408	Participatory Randomness
31	96-012	CA	2276608	Granted	2276608	Participatory Randomness
32	96-012	AU	56219/98	Granted	741888	Participatory Randomness
33	96-012	EP	97952659.7	Published		Participatory Randomness
34	96-012	AU	97372/01	Granted	777376	Participatory Randomness
35	96-012-C1	US	09/488608	Granted	6264557	Participatory Randomness
36	96-012-C2	US	09/895648	Granted	6450885	Participatory Randomness
37	96-126	US	08/885157	Granted	6193606	Game of Knowledge Add-On
38	96-126-C1	US	09/713046	Granted	6331144	Game of Knowledge Add-On
39	96-136	US	08/775388	Granted	6110041	Customizations from Tracking Card
40	96-136-C1	US	09/481204	Granted	6293866	Customizations from Tracking Card
41	96-217	US	08/888049	Granted	6203427	Virtual Punchboard
42	96-217-C1	US	09/765165	Granted	6790139	Virtual Punchboard
43	98-010	US	09/164473	Granted	6203430	Interpull Aggregation
44	98-035	US	09/157232	Granted	6328648	Hot Slot Virus
45	98-035-C1	US	10/007874	Granted	6648762	Hot Slot Virus

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.
**	These Certain Patent Assets (B (1-3)) are subject to Section 8.8 of the Merger Agreement.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

B. (3) CERTAIN PATENT ASSETS** - VENDING

	Case Number	Cntry	Application Number	Application Status	Patent Number	Short Titles
1	00-069-C1	US	10/994913	Granted	7218991	Jukebox Vending Machine
2	00-069-C1-1	US	11/745876	Granted	7726562	Jukebox Vending Machine
3	00-069-C2	US	11/745796	Granted	7577496	Jukebox Vending Machine
4	02-007	US	10/095372	Granted	7233912	Vending Packages
5	02-007-C2	US	11/761826	Published		Auto Defined Vending Packages
6	03-039	AU	2004244307	Granted	2004244307	Vending Machine Profit Manager
7	03-039	JP	2006-533485	Granted	4478154	Vending Machine Profit Manager
8	03-039-C2	US	11/426332	Granted	7347364	Vending Machine Profit Manager
9	03-039-C4	US	13/042021	Published		Vending Machine Profit Management
10	03-039-C4-1	US	13/965444	Pending		Vending Machine Profit Management
11	03-050	US	10/968282	Granted	7389919	Vending Machine Fulfillment of POS Promotions
12	03-050-C1	US	11/948114	Published		Vending Machine Fulfillment of POS Promotions
13	03-055	US	10/966407	Granted	7894936	Revenue Managed Vending II
14	03-059	US	10/951296	Granted	8041453	Operator Load Processes
15	03-059	EP	04789534.7	Published		Operator Load Processes
16	03-059-C1	US	13/233546	Published		Operator Load Processes
17	03-060	US	11/057904	Published		Forced Inactive Vending Machine Gift Certificates
18	03-061	US	10/581588	Granted	7739181	Soda Cards
19	03-061-C1	US	12/775705	Granted	8234207	Soda Cards
20	03-061-C2	US	13/561863	Allowed		Soda Cards
21	03-065	US	11/063714	Granted	7353080	Health Trivia Vending Machine
22	03-065-C1	US	12/031323	Granted	7912580	Health Trivia Vending Machine
23	04-009	US	11/538293	Published		Cashless Change Vending
24	04-012	AU	2004262431	Granted	2004262431	Take 2 Vending With More Embodiments
25	04-012	CA	2532961	Pending	2532961	Take 2 Vending With More Embodiments
26	04-012	JP	2006-522149	Granted	4478149	Take 2 Vending With More Embodiments
27	04-012A-C1	US	11/426204	Granted	7499769	Take 2 Vending With More Embodiments

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.
**	These Certain Patent Assets (B (1-3)) are subject to Section 8.8 of the Merger Agreement.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status	Patent Number	Short Titles
28	04-012A-C1-1	US	12/368369	Granted	8068933	Take 2 Vending With More Embodiments
29	04-012A-C2-1	US	11/877109	Granted	7912581	Take 2 Vending With More Embodiments
30	04-012A-C3-1	US	11/877182	Granted	7865265	Take 2 Vending With More Embodiments
31	04-012B-C3	US	11/426186	Published		Take 2 Vending With More Embodiments
32	04-020	US	11/571062	Granted	8131595	Vending Machine Memberships
33	04-039	JP	2007-521559	Granted	4443605	Nutritional Content Screen
34	04-039	US	11/719441	Granted	7783381	Nutritional Content Screen
35	04-047	US	11/078938	Granted	7216754	Bill Validator Acceptance Setting
36	04-047-C1	US	11/456392	Granted	7643902	Bill Validator Acceptance Setting
37	04-047-C2	US	11/456398	Granted	7641036	Bill Validator Acceptance Setting
38	05-009	US	11/376488	Published		WiFi Vending
39	05-009-C1	US	13/365962	Published		WiFi Vending
40	05-012	US	11/398378	Granted	7627496	EZ Code Account Management
41	05-012-C1	US	12/589788	Published		EZ Code Account Management
42	05-017	US	11/418603	Published		Vending Machine Email Marketing System
43	05-032	US	11/530279	Granted	7826923	Static Combo Vending
44	08-001	US	12/808199	Allowed		Social and Retail Hotspots
45	08-001	JP	2010/541580	Granted	5184650	Social and Retail Hotspots
46	08-001	EP	09701094.6	Granted	2250628	Social and Retail Hotspots
47	08-001	JP	2013-005275	Pending		Social and Retail Hotspots
48	97-070	US	08/947798	Granted	7546277	Revenue Managed Vending
49	97-070-1	US	11/926768	Granted	7711658	Revenue Managed Vending
50	97-070-3	US	11/926948	Granted	7894937	Revenue Managed Vending
51	97-071	US	08/966608	Granted	5988346	Subscription Vending
52	97-071	CA	2302753	Granted	2302753	Subscription Vending
53	97-071	JP	2000-519832	Granted	3848533	Subscription Vending
54	97-071-C1	US	09/353269	Granted	6085888	Subscription Vending
55	97-071-C2	US	09/545596	Granted	6298972	Subscription Vending
56	97-430	US	09/012163	Granted	6397193	Package Vending Deals
57	97-434	US	09/152905	Granted	6161059	Pay-to-Listen Vending

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.
**	These Certain Patent Assets (B (1-3)) are subject to Section 8.8 of the Merger Agreement.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

	Case Number	Cntry	Application Number	Application Status	Patent Number	Short Titles
58	97-434-C1	US	09/635111	Granted	6317649	Pay-to-Listen Vending
59	97-434-C2	US	10/012132	Granted	6658323	Pay-to-Listen Vending
60	98-008	US	09/052093	Granted	6230150	Dynamic Vending Pricing Network
61	98-038	US	09/218085	Granted	7587333	Mystery Vending
62	98-040	US	09/164670	Granted	6324520	Vending Machine Demand Tracking
63	98-119	US	09/345092	Granted	7249050	Vending Machine Temptress
64	98-119-C1	US	11/456342	Granted	7451892	Mystery Code Vending
65	98-119-C2	US	11/456355	Granted	7885726	Substitute Product Vending

*	Status of each patent and patent application, including any re-examination proceedings are a matter of public record and is available at uspto.gov, which is incorporated herein by reference. Walker Digital has granted certain licenses in connection with certain of the above-referenced patents.
**	These Certain Patent Assets (B (1-3)) are subject to Section 8.8 of the Merger Agreement.

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

C. LITIGATION

1 See Schedule 4.9(a)

D. SERVICE CONTRACTS

	Party	Service
1	IP Navigation	Consultant
2	Conquest eDiscovery	eDiscovery
3	IKON	Document
4	RAK	Lead Counsel
5	Simon Law Firm	Lead Counsel
6	Denton	Lead Counsel
7	Bayard	Local Counsel
8	Stamoulis	Lead Counsel
9	Tarek Fahmi	Prosecution
10	Shaked & Co	Prosecution
11	Dan Tedesco	Consulting
12	John Packes	Consulting
13	Magda Fincham	Consulting
14	Mike Downs	Consulting
16	IP Shakti, LLC	Consulting

E. CONTRIBUTION AGREEMENTS

1 See Schedule 4.19

F. TANGIBLE ASSETS

1 See Schedule 4.17

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

G. URL

Domain
1	PatentProperties.com
2	IPLicense.com
3	ascppl.com
4	ascsppl.com
5	aselppl.com
6	aseppl.com
7	asfppl.com
8	asilpp.com
9	asippl.com
10	aslpp.com
11	asolp.com
12	asrppl.com
13	asulp.com
14	firstinventorpatentholdings.com
15	firstinventorpatents.com
16	globalpatentproperties.com
17	ippackagelicense.com
18	packagelicensing.com
19	patent-properties.com
20	patentpackagelicense.com
21	patentpropertiesinc.com
22	uspatentproperties.com
23	worldwidepatentproperties.com
24	aspatt.com
25	iplglobal.com
26	packagelicense.com
27	wdpatentsolutions.com

SCHEDULE 6.5

CONTRIBUTION OF ASSETS

H. ASPATT

The automated system for patents and tech transfer (ASPATT) business plan and know-how.